Exhibit 99.2

WT Earning 2022 Fou February 9, 2 W s Release Supplemental Materials rth Quarter and Full Year Financial Results 023 wtwco.com © 2023 WTW. All rights reserved.

wtwco.com © 2023 WTW. All rights reserved. WTW Forward - Looking Statements This document contains ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward - looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the impact of the global pandemic on our business, future capital expenditures, ongoing working capital efforts, future share repurchases, financial results (including our revenue, costs, or margins), the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, including the sale of Willis Re to Arthur J. Gallagher & Co. (‘Gallagher’), demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes, our ability to implement and realize anticipated benefits of any cost - savings initiatives including the multi - year operational Transformation program, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions are forward - looking statements. Also, when we use words such as ‘may,’ ‘will,’ ‘would,’ ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘expect,’ ‘intend,’ ‘plan,’ ‘continues,’ ‘seek,’ ‘target,’ ‘goal,’ ‘focus,’ ‘probably,’ or similar expressions, we are making forward - looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward - looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets, inflation, increased interest rates and trade policies; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks to our business, financial condition, results of operations, and long - term goals that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from or relating to inflation, the military conflict between Russia and Ukraine or any other geopolitical tensions and the withdrawal from our high margin businesses in Russia and our ability to achieve cost - mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of the ongoing COVID - 19 pandemic, including supply chain, workforce availability, vaccination rates, new or emerging variants and further social - distancing orders in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations; material interruptions to, loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy and cybersecurity; the risks relating to the transitional arrangements in effect subsequent to our now - completed sale of Willis Re to Gallagher; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions and our ability to integrate or manage such acquired businesses; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the impact of the impending cessation of the London Interbank Offered Rate; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter - sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress, and any other changes and developments in legal, economic, business or operational conditions impacting our Medicare benefits businesses such as TRANZACT; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made, and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events discussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. 2

WTW Non - GAAP Measures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 3 In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures.

Strategy and Operating Performance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 4

Organic growth of 5% in Q4 - 22 and 4% for full year 2022, and Adjusted EPS growth of 12% for Q4 - 22 and 16% for full year 2022 1 Significant progress on strategic priorities, with expanding talent base continuing to contribute to our performance Realized $49M of incremental annualized savings in Q4 - 22, bringing total to $149M since Transformation Program inception Continued to return capital, with share repurchases of $440M in Q4 - 22 and $3.5B for full year 2022 Remain focused on delivering our long - term financial targets Key Takeaways 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 5

Fourth Quarter and Full Year 2022 GAAP Financial Results Key figures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 6 $USD million, except EPS and % Three months ended December 31, Years ended December 31, 2022 2021 2022 2021 Revenue % change $2,722 1% $2,706 $8,866 (1)% $8,998 Income from Operations % change $708 3% $690 $1,178 (47)% $2,202 Operating Margin % change, basis points 26.0% 50 bps 25.5% 13.3% (1,120) bps 24.5% Net Income % change $593 (75)% $2,407 $1,024 (76)% $4,236 Diluted EPS % change $5.40 (72)% $19.19 $8.98 (73)% $32.78 Net Cash From Operating Activities % change $812 (61)% $2,061

Q4 2022 Key Figures, Including Non - GAAP Financial Results Solid Operating Performance Total Revenue +5% Q4 2022 Organic +4% Q4 2021 Organic Adjusted Diluted EPS 1 Q4 - 2022 Results Adjusted Operating Margin 1 Transformation Program $49M of run rate savings in Q4 2022 $2.7B Q4 2022 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 7 $6.33 Q4 2022 $5.67 Q4 2021 +12% Q4 2022 32.4% Q4 2022 +20 bps Q4 2022 +32.2% Q4 2021 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations

Full Year 2022 Key Figures, Including Non - GAAP Financial Results Solid Operating Performance Total Revenue +4% 2022 Organic +6% 2021 Organic Adjusted Diluted EPS 1 Full Year 2022 Results Adjusted Operating Margin 1 Transformation Program $149M of run rate savings since inception Free Cash Flow 1 $8.9B 2022 $13.41 2022 $11.60 2021 $674M 2022 +16% 2022 20.9% +100 bps +19.9% 2022 2022 2021 - $1.2B 2022 v. 2021 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 8 $1.9B 2021 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations.

Focus on the execution on our strategy and the generation of outstanding value creation for all shareholders • Grow: Invest to grow at or above market in chosen areas • Simplify: Increase agility; do the basics well • Transform: Enhance client and colleague experience through operational excellence FY 2024 Financial Targets 1 Our Strategic Priorities: Grow, Simplify, Transform Adjusted Operating Margin Adjusted EPS $9.9B+ Revenue 3 - Year FCF 23 - 24% $4.3 - $5.3B $17.50 - $20.50 1 Reflects the Company’s current beliefs and expectations as of February 9, 2023 and are subject to significant risks and uncertainties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. Cost Savings wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 9 $360M

Recent Progress Against Strategic Priorities

Grow

- ✓ New talent contributing to performance
- ✓ Expect client pipeline momentum to continue
- ✓ Global lines of business driving high-single-digit growth
- ✓ Cross-sell generating significant percentage of HWC project revenues
- ✓ Launched the pilot phase of an innovative digital commercial insurance platform

Simplify

- ✓ Combined Asia and Australasia into one Asia Pacific Region
- ✓ Re-segmentation and corporate rebrand

Transform

- ✓ Realized $49M of incremental annualized savings in 4Q22 and $149M in total since inception
- ✓ Repurchased 1.9M shares for $440M in 4Q22 and 15.7M shares for $3.5B in FY22

wtwco.com
© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw

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Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility ~35 M individuals use our platforms to access benefits and insurance wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 11

Segment Overview: Health, Wealth, & Career[1]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

2022 Revenue



Health 24%
Wealth 30%
Career 12%
BD&O 34%

Revenue ($M)



$4,586
$4,895
$5,268
$5,287
2019
2020
2021
2022

Operating Income ($M)



$1,149
$1,236
$1,346
$1,382
2019
2020
2021
2022

Operating Margin %



25.0%
25.2%
25.6%
26.1%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance

2022 Revenue



ICT
11%
CRB
89%

Revenue ($M)



$3,282
$3,316
$3,564
$3,460
2019
2020
2021
2022

Operating Income ($M)



$650
$714
$835
$734
2019
2020
2021
2022

Operating Margin %



19.8%
21.6%
23.4%
21.2%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

wtwco.com
© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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Value Creation Framework wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 14 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Expected acceleration of operational transformation; aiming to result in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets

Financial Review wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 15

Quarterly Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, HWC grew 5% organically, with BD&O leading the segment.
  - BD&O organic revenue growth was led by Medicare Advantage sales.
  - Wealth generated organic revenue growth from increased project activity across all geographies, related to financial market volatility, and higher levels of regulatory work in Great Britain.
  - Career grew organic revenue with increased reward-based advisory services, project activity, and increased sales through compensation benchmarking surveys.
  - YoY organic growth in our Health businesses was essentially flat, primarily due to headwinds from book sales in the comparable period.
    - Excluding book sales revenue grew organically in the Health businesses, driven by the continued expansion of our client portfolio for benefits management appointments in Europe and International, and increased project activity in North America.
- Operating income was $672M in the quarter, an increase of 4% from the prior year.
- Operating margin increased 80 bps from the prior year to 39.0% primarily from higher operating leverage

1 Includes our Health & Benefits broking and consulting business.
2 Includes our Retirement and Investment businesses.
3 Includes our Work & Rewards and Employee Experience businesses.
4 Includes our Benefits Delivery & Administration and Technology and Administrative Solutions businesses.
5 Signifies Non-GAAP financial measure. See appendix for Non-GAAP reconciliations.


Revenue ($M)
$1,722
$1,688
Q4-22
Q4-21


Operating Margin
39.0%
38.2%
Q4-22
Q4-21

Organic Revenue Growth[5]	Q4-22	Q4-21
Health[1]	0%	6%
Wealth[2]	5%	1%
Career[3]	9%	3%
Benefits Delivery & Outsourcing (BD&O)[4]	6%	5%
Health, Wealth & Career	5%	4%

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Segment Highlights • For the quarter, R&B grew 5% organically. – CRB generated organic revenue growth across all geographies, driven by our global lines of business, most notably in Construction and Aerospace. – CRB organic revenue growth rate was pressured by headwinds from book sales in the comparable period. – ICT organic revenue grew primarily due to favorable timing of software sales and increased advisory work. • Operating income of $269M in the quarter declined by 7%. • Operating margin contracted by 180 bps primarily reflecting headwinds from book sales and investments in talent. Segment Performance: Risk & Broking Q4 - 22 Q4 - 21 $968 Revenue ($M) $952 Operating Margin 28.3% 30.1% Q4 - 22 Q4 - 21 Organic Revenue Growth 1 Q4 - 22 Q4 - 21 Corporate Risk & Broking (CRB) 3% 1% Insurance Consulting & Technology (ICT) 17% 5% Risk & Broking 5% 1% 1 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 17

Continued Progress on Transformation Program

On track to generate $360M+ of annualized savings through 2024

Costs to Achieve ($ millions)	FY 2022	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$79	$98	
Technology Modernization	$50	$55	
Process Optimization	$92	$92	
Other	$14	$16	
Total Restructuring / Transformation Costs	**$235**	**$261**	**~$630**
Total Capital Expenditures	**$36**	**$36**	**~$270**
Total Costs to Achieve	**$271**	**$297**	**~$900**
Annualized Run-Rate Savings	**$129**	**$149**	**$360+**

Delivering on our financial commitments

Delivering $360M+ run-rate savings to contribute 360 bps of margin improvement, while investing for growth

- Realized **$49M of incremental annualized savings in Q4-22** and **$149M of annualized savings** since program inception
- In Q4-22, we incurred **$91M of restructuring / transformation related charges**, primarily related to real estate transaction costs and technology modernization related costs
- **$16M of capital expenditures** for the quarter
- Cumulative total investment (OpEx + CapEx) to date is **$297M representing ~33%** of expected total one-time program costs

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 18

Maintaining a Flexible Balance Sheet wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 19 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Dec 31, 2021 Dec 31, 2022 ($ millions) Cash and Cash Equivalents 4,486 1,262 Total Debt 1 4,587 4,721 Total Equity 13,308 10,093 Debt to Adj. EBITDA 2 Trailing 12 - month 1.9x 2.0x Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and successfully reduced our leverage profile

Executing Against a Balanced Capital Allocation Strategy

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends
- Strengthen balance sheet and liquidity
- Sustain dividends and payout ratio
- Business portfolio management
- Pursue opportunistic tuck-in and bolt-on M&A to strengthen capabilities

Q4-22 Highlights

- Repurchased $440 million of shares during the quarter, for a total of $3.5 billion for the year, with remaining authorization to repurchase $1.3 billion at December 31, 2022
- Paid quarterly cash dividend of $0.82 per common share

CASH RETURNED TO SHAREHOLDERS

$9.2B

FY2016 to FY2022



Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,899
3,530
$369
2022

MEANINGFUL DIVIDEND GROWTH

+9%

Cash dividend growth 6 years CAGR



Quarterly cash dividend per share
$0.48
$0.53
$0.60
$0.65
$0.71
$0.80
$0.82
+9%
2016
2017
2018
2019
2020
2021
2022

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtw

20

2023 Financial Targets 1 Expect to deliver adjusted operating margin expansion for full year 2023 FY2023 Adjusted Margin Improvement Expect approximately $0.01 headwind on Adj. EPS at today’s rates FY2023 Foreign Currency Impact on Adjusted EPS Expect approximately $112 million in non - cash pension income FY2023 Other Income Expect to deliver approximately $100M of incremental run - rate savings FY2023 Transformation Program Expect to deliver mid - single digit organic revenue growth FY2023 Revenue Growth 1 Reflects the Company’s current beliefs and expectations as of February 9, 2023 and are subject to significant risks and uncertainties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 21

Appendix: Reconciliation of Non - GAAP Measures wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 22

Constant Currency and Organic Revenue Change As reported, USD millions except % Components of Revenue Change (i) Less: Less: Three Months Ended December 31, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 1,722 $ 1,688 2% (3)% 5% 0% 5% Risk & Broking 952 968 (2)% (5)% 3% (2)% 5% Segment Revenue 2,674 2,656 1% (4)% 4% (1)% 5% Divested businesses and other 48 50 Revenue $ 2,722 $ 2,706 1% (4)% 4% (1)% 5% (i) Components of revenue change may not add due to rounding Components of Revenue Change (i) Less: Less: Years Ended December 31, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 5,287 $ 5,268 0% (3)% 4% 0% 3% Risk & Broking 3,460 3,564 (3)% (5)% 2% (2)% 3% Segment Revenue 8,747 8,832 (1)% (4)% 3% (1)% 3% Divested businesses and other 119 166 Revenue $ 8,866 $ 8,998 (1)% (4)% 2% (1)% 4% wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 23

Adjusted Op Income and Margin, Adj. EBITDA and Margin As reported, USD millions except % Three Months Ended December 31, 2022 2021 Income from operations $ 708 26.0% $ 690 25.5 % Adjusted for certain items: Amortization 73 84 Restructuring costs 28 26 Transaction and transformation, net 73 71 Adjusted operating income $ 882 32.4% $ 871 32.2% $ $ Three Months Ended December 31, 2022 2021 Net Income 593 21.8% $ 2,407 89.0 % Loss/(income) from discontinued operations, net of tax 13 (1,833) Provision for income taxes 131 150 Interest expense 54 50 Depreciation 64 69 Amortization 73 84 Restructuring costs 28 26 Transaction and transformation, net 73 71 (Gain)/loss on disposal of operations (18) 1 Adjusted EBITDA and Adjusted EBITDA Margin 1,011 37.1% $ 1,025 37.9 % Years Ended December 31, 2022 2021 Income from operations $ 1,178 13.3% $ 2,202 24.5 % Adjusted for certain items: Impairment 81 — Amortization 312 369 Restructuring costs 99 26 Transaction and transformation, net 181 (806) Adjusted operating income $ 1,851 20.9% $ 1,791 19.9 % Loss/(income) from discontinued operations, net of tax 40 (2,080) Provision for income taxes 194 536 Interest expense 208 211 Impairment 81 — Depreciation 255 281 Amortization 312 369 Restructuring costs 99 26 Transaction and transformation, net 181 (806) Gain on disposal of operations (7) (379) Adjusted EBITDA and $ 2,387 26.9% $ 2,394 26.6 % Adjusted EBITDA Margin Years Ended December 31, 2021 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 24 2022 Net Income $ 1,024 11.5% $ 4,236 47.1%

Adjusted Net Income and Adjusted Diluted EPS As reported, USD millions except % (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. Three Months Ended December 31, 2022 2021 Net Income attributable to WTW $ 588 $ 2,402 Adjusted for certain items: Loss/(income) from discontinued operations, net of tax 13 (1,833) Amortization 73 84 Restructuring costs 28 26 Transaction and transformation, net 73 71 (Gain)/loss on disposal of operations (18) 1 Tax effect on certain items listed above (i) (72) (41) Tax effect of internal reorganizations 4 — Adjusted Net Income $ 689 $ 710 Weighted - average shares of common stock, diluted 109 125 Diluted Earnings Per Share $ 5.40 $ 19.19 Adjusted for certain items: (ii) Loss/(income) from discontinued operations, net of tax 0.12 (14.64) Amortization 0.67 0.67 Restructuring costs 0.26 0.21 Transaction and transformation, net 0.67 0.57 (Gain)/loss on disposal of operations (0.17) 0.01 Tax effect on certain items listed above (i) (0.66) (0.33) Tax effect of internal reorganizations 0.04 — Adjusted Diluted Earnings Per Share (ii) $ 6.33 $ 5.67 Years Ended December 31, 2022 2021 Net Income attributable to WTW $ 1,009 $ 4,222 Adjusted for certain items: Loss/(income) from discontinued operations, net of tax 40 (2,080) Impairment 81 — Amortization 312 369 Restructuring costs 99 26 Transaction and transformation, net 181 (806) Gain on disposal of operations (7) (379) Tax effect on certain items listed above (i) (188) 103 Tax effect on statutory rate change — 40 Tax effect of the CARES Act (24) — Tax effect of internal reorganizations 4 — Adjusted Net Income $ 1,507 $ 1,495 Weighted - average shares of common stock, diluted 112 129 Diluted Earnings Per Share $ 8.98 $ 32.78 Adjusted for certain items: (ii) Loss/(income) from discontinued operations, net of tax 0.36 (16.15) Impairment 0.72 — Amortization 2.78 2.86 Restructuring costs 0.88 0.20 Transaction and transformation, net 1.61 (6.26) Gain on disposal of operations (0.06) (2.94) Tax effect on certain items listed above (i) (1.67) 0.79 Tax effect on statutory rate change — 0.31 Tax effect of the CARES Act (0.21) — Tax effect of internal reorganizations 0.04 — Adjusted Diluted Earnings Per Share (ii) $ 13.41 $ 11.60 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 25

Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % (i) The tax effect was calculated using an effective tax rate for each item. Three Months Ended December 31, 2022 2021 Income from continuing operations before income taxes $ 737 $ 724 Adjusted for certain items: Amortization 73 84 Restructuring costs 28 26 Transaction and transformation, net 73 71 (Gain)/loss on disposal of operations (18) 1 Adjusted income before taxes $ 893 $ 906 Provision for income taxes $ 131 $ 150 Tax effect on certain items listed above (i) 72 41 Tax effect of internal reorganizations (4) — Adjusted income taxes $ 199 $ 191 U.S. GAAP tax rate 17.7% 20.8% Adjusted income tax rate 2 2.2% 21.1% Years Ended December 31, 2022 2021 Income from continuing operations before income taxes $ 1,258 $ 2,692 Adjusted for certain items: Impairment 81 — Amortization 312 369 Restructuring costs 99 26 Transaction and transformation, net 181 (806) Gain on disposal of operations (7) (379) Adjusted income before taxes $ 1,924 $ 1,902 Provision for income taxes $ 194 $ 536 Tax effect on certain items listed above (i) 188 (103) Tax of statutory rate change — (40) Tax effect of the CARES Act 24 — Tax effect of internal reorganizations (4) — Adjusted income taxes $ 402 $ 393 U.S. GAAP tax rate 15.4% 19.9% Adjusted income tax rate 20.9% 20.7% Years Ended December 31, 2022 2021 Cash flows from/(used in) operating activities $ 812 $ 2,061 Less: Additions to fixed assets and software for internal use (138) (148) Free Cash Flow $ 674 $ 1,913 wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 26

About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 27